EXHIBIT 10.24

                     [LETTERHEAD OF GMAC COMMERCIAL FINANCE]



                                OCTOBER 15, 2002



International  Airline  Support  Group,  Inc.
1954  Airport  Road,  Suite  200
Atlanta,  GA  30341
Attention:  Mr.  Alexius  A.  Dyer  III


Dear  Mr.  Dyer:

     Reference is hereby made to the Letter Agreement, dated as of September 20, 2002 (the "Letter Agreement"), between International Airline Support Group, Inc. ("Borrower") and GMAC Commercial Credit LLC as successor to BNY Financial Corporation ("Lender"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Letter Agreement.

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that subsection (iv) of the third paragraph of the Letter Agreement is hereby amended to change the date from "October 15, 2002" to "October 31, 2002."

     Except as expressly provided herein, the execution, delivery and effectiveness of this letter shall not operate as a waiver of any of Lender's rights, powers or remedies, nor constitute a waiver of any provision of the Letter Agreement, the Credit Agreement or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same consent letter. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                              Very  truly  yours,


                              GMAC  COMMERCIAL  CREDIT  LLC



                              By:  /s/  Alexander  J.  Chobot
                                   --------------------------
     Name:     Alexander  J.  Chobot
     Title:     Vice  President


Acknowledged  and  Agreed  to:

INTERNATIONAL  AIRLINE  SUPPORT  GROUP,  INC.

By:  /s/  Alexis  A.  Dyer  III
     --------------------------
     Name:  Alexius  A.  Dyer  III
     Title:    Chairman,  President  and  Chief  Executive  Officer